Exhibit 10.2

WAVE LIFE SCIENCES LTD.

AMENDMENT NO. 1 TO

INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 1 to the Investors’ Rights Agreement (this “Amendment”) is made as of November 8, 2018, by and among Wave Life Sciences Ltd., a company incorporated under the laws of the Republic of Singapore (the “Company”) and the Investors (as defined in the Agreement (as defined below)) that are a party to the Agreement as of the date hereof (the “Investors”).

WHEREAS, the Company (formerly Wave Life Sciences Pte. Ltd.) and the Investors are parties to that certain Investors’ Rights Agreement dated August 14, 2015 (the “Agreement”);

WHEREAS, the Company and the undersigned Investors, constituting the holders of the requisite number of Registrable Securities needed to amend the Agreement as of the date hereof, have agreed to amend the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the undersigned Investors hereby agree as follows:

1.Section 2.13(c) of the Agreement shall be amended by striking “the third anniversary of the IPO” and inserting in lieu thereof “December 31, 2019”.

2.Except as amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

3.This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Investors’ Rights Agreement as of the date first written above.

COMPANY:

WAVE LIFE SCIENCES LTD.

By:	/s/ Paul B. Bolno
Name:	Paul B. Bolno, M.D.
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 1 to IRA]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 Investors’ Rights Agreement as of the date first written above.

INVESTORS:

RA CAPITAL HEALTHCARE FUND, L.P.

By:	RA Capital Management, LLC
Its:	General Partner

By:	/s/ Peter Kolchinsky
Name:	Peter Kolchinsky
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to IRA]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SNBL USA, LTD.

By:	/s/ Ryochi Nagata, M.D., Ph.D.
Name:	Ryochi Nagata, M.D., Ph.D.
Title:	Group Chief Executive Officer

[Signature Page to Amendment No. 1 to IRA]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SHIN NIPPON BIOMEDICAL LABORATORIES, LTD.

By:	/s/ Ryochi Nagata, M.D., Ph.D.
Name:	Ryochi Nagata, M.D., Ph.D.
Title:	Group Chief Executive Officer

[Signature Page to Amendment No. 1 to IRA]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ Paul B. Bolno
Paul B. Bolno, M.D.

[Signature Page to Amendment No. 1 to IRA]